                                         TROPICAL SPORTSWEAR INT'L CORPORATION
                                                  4902 W. WATERS AVENUE
                                                TAMPA, FLORIDA 33634-1302

                                                                                                    January 7, 2002

Dear Shareholder:

        You are cordially  invited to attend the 2002 Annual Meeting of Shareholders of Tropical  Sportswear  Int'l
Corporation  (the  "Company")  which will be held at the  offices of the  Company,  4902 W. Waters  Avenue,  Tampa,
Florida, on Tuesday,  January 29, 2002 at 10:00 a.m. local time.

        We look forward to your  attendance at the Annual Meeting so that you can learn more about your Company and become better  acquainted  with members of the Board of Directors and the  management  team.  The items of business which are being  presented for a vote by the holders of Common Stock at the Annual  Meeting are (i) the election of six Directors of the Company;  and (ii) the ratification of the selection of the Company's  auditors for the fiscal year ending  September 28, 2002, all as explained in the  accompanying  Proxy  Statement.  Even if you are planning to attend,  please  complete the enclosed proxy card and return it in the enclosed  envelope to cast your vote. You will still be able to revoke your proxy and vote your shares in person at the Annual Meeting if you so desire.

        If you have any questions about the Proxy Statement or the accompanying 2001 Annual Report,  please contact
Mr. Michael Kagan at (813) 249-4900.

                                                              Sincerely,

                                                              /s/ William W. Compton

                                                              William W. Compton
                                                              Chairman of the Board of Directors

                                       TROPICAL SPORTSWEAR INT'L CORPORATION
                                               4902 W. WATERS AVENUE
                                             TAMPA, FLORIDA 33634-1302

                                       NOTICE TO THE HOLDERS OF COMMON STOCK
                                       OF THE ANNUAL MEETING OF SHAREHOLDERS
                                          to be held on January 29, 2002

        Notice is hereby given to the holders of the common stock,  $.01 par value per share (the "Common  Stock"), of Tropical  Sportswear  Int'l  Corporation  (the  "Company")  that the 2002 Annual Meeting of  Shareholders of the
Company  (including any  postponements or adjournments  thereof,  the "Annual Meeting") will be held at the offices of the Company,  4902 W. Waters Avenue,  Tampa,  Florida 33634-1302,  on Tuesday,  January 29, 2002, at 10:00 a.m.,
local time, for the following purposes:

         (i)   To elect two  Directors  to serve  until  the 2003  Annual  Meeting  of  Shareholders;  to elect one
               Director to serve until the 2004 Annual  Meeting of  Shareholders;  and to elect three  Directors to serve until the 2005 Annual Meeting of Shareholders;

         (ii)  To  ratify  the  selection  of  Ernst & Young  LLP as the  Company's  independent  certified  public accountants for the fiscal year ending September 28, 2002; and

         (iii) To transact such other business as may properly come before the Annual Meeting.

         Information  relating to the Annual  Meeting and the  election of  Directors  is set forth in the attached
Proxy Statement.

         Only those  shareholders  of record at the close of business on December 17, 2001,  are entitled to notice of and to vote at the Annual Meeting.  A complete list of shareholders  entitled to vote at the Annual Meeting will be available for  examination  by any  shareholder at the Annual Meeting and for a period of ten days prior thereto at the executive offices of the Company in Tampa, Florida.

                                                     By Order of the Board of Directors,

                                                     /s/ Michael Kagan

                                                     Michael Kagan
January 7, 2002                                      Secretary

         WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING,  PLEASE VOTE,  SIGN, DATE, AND RETURN THE ENCLOSED
PROXY  PROMPTLY IN THE ENCLOSED  BUSINESS  REPLY  ENVELOPE.  IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH,
WITHDRAW YOUR PROXY APPOINTMENT AND VOTE IN PERSON.

                                                                                       January 7, 2002

                                                  Proxy Statement
                                            For Holders of Common Stock
                                        For Annual Meeting of Shareholders
                                          to be Held on January 29, 2002

                                                   INTRODUCTION

       This  Proxy  Statement  is  furnished  to holders of the  common  stock,  $.01 par value per share  ("Common
Stock"),  of Tropical Sportswear Int'l Corporation,  a Florida corporation (the "Company"),  in connection with the solicitation  of proxies by the  Company's  Board of  Directors  from holders of the  outstanding  shares of Common
Stock for use at the 2002 Annual  Meeting of  Shareholders  to be held at  10:00 a.m.  local time at the offices of the Company,  4902 W. Waters  Avenue,  Tampa,  Florida  33634-1302,  on Tuesday,  January 29, 2002  (including  any postponements or adjournments thereof, the "Annual Meeting").

       The Annual Meeting will be held for the following purposes:
(i)    To elect two Directors to serve until the 2003 Annual  Meeting of  Shareholders;  to elect one Director to serve until the 2004 Annual  Meeting of  Shareholders;  and to elect three  Directors  to serve until the 2005 Annual Meeting of Shareholders;
(ii)   To ratify the selection of Ernst & Young LLP as the Company's  independent  certified  public  accountants for the fiscal year ending September 28, 2002; and
(iii)  To transact such other business as may properly come before the Annual Meeting.

       This Proxy  Statement and the  accompanying  Proxy are first being mailed to  shareholders of the Company on or about January 7, 2002.

Shareholders Entitled to Vote

       Only  shareholders  of record of the  Company at the close of business  on  December  17, 2001 (the  "Record
Date") will be entitled to notice of, and to vote at, the Annual  Meeting.  Each share of Common  Stock is entitled
to  one  vote.   On the Record  Date,  there  were  7,702,374  shares  of  Common  Stock  issued  and  outstanding.
Notwithstanding the Record Date specified  above, the Company's stock transfer books will not be closed and  shares may be transferred  subsequent  to the Record  Date.  However,  all votes must be cast in the names of shareholders of record on the Record Date.

Quorum and Voting Requirements

       The  holders  of  record  of a  majority  of the votes of Common  Stock  entitled  to be cast at the  Annual
Meeting,  present in person or by proxy,  are required to establish a quorum for the Annual  Meeting and for voting on each matter.  For the purpose of determining  the presence of a quorum,  abstentions and votes withheld from any nominee  will be  considered  to be "votes  entitled  to be cast" and  therefore  will be counted  as  present  for purposes of  determining  the  presence  or absence of a quorum.  Broker  non-votes  will not be  considered  to be
"votes  entitled to be cast" and will not be counted as present for quorum  purposes.  Broker  non-votes  are votes that  brokers  holding  shares of record for their  customers  are not  permitted  to cast under  applicable  stock exchange  rules  because the brokers have not received  specific  instructions  from their  customers as to certain proposals and as to which the brokers  advised the Company that they lack voting  authority.  Although there are no controlling  precedents  under  Florida law regarding the  treatment of broker  non-votes,  the Company  intends to apply the principles set for herein.

        Proposal I:  Election of  Directors.  The  election of six  Directors  by the holders of Common  Stock will require a  plurality  of the votes cast by the  shares of Common  Stock  represented  and  entitled  to vote in the election at the Annual  Meeting.  With respect to the election of Directors,  shareholders  may (i) vote "for" each of the  nominees,  (ii) withhold  authority for each of such  nominees,  or (iii)  withhold  authority for specific nominees but vote for the other  nominees.  Because the  Directors  are elected by a plurality of the votes cast by the shares  represented  and entitled to vote, an abstention  from voting or a broker  non-vote will have no effect on the outcome of the election of Directors.

        Proposals  II:  Ratification  of  Auditors.  The  ratification  of  Ernst  &  Young  LLP as  the  Company's independent  certified  public  accountants  will  require  that the  votes  cast by the  shares  of  Common  Stock represented  and  entitled  to vote at the Annual  Meeting in favor of the  proposal  exceed the votes  against the proposal.  With respect to this  proposal,  shareholders  may (i) vote "for" the proposal,  (ii) vote "against" the proposal,  or (iii) abstain from voting.  An abstention or a broker  non-vote will have no effect on the outcome of this proposal.

Proxies

        If the enclosed Proxy is executed,  returned in time and not revoked,  the shares represented  thereby will be voted in accordance with the  instructions  indicated in such Proxy. IF NO INSTRUCTIONS  ARE INDICATED,  PROXIES
WILL BE VOTED FOR (I) THE  ELECTION OF ALL DIRECTOR  NOMINEES,  AND (II) THE  RATIFICATION  OF ERNST & YOUNG LLP AS
THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 28, 2002.

        The Board of Directors is not aware of any other business to be presented to a vote of the  shareholders at the Annual Meeting.  As permitted by Rule 14a-4(c) of the Securities and Exchange  Commission  (the  "Commission"),
the persons  named as proxies on the proxy cards will have  discretionary  authority  to vote in their  judgment on any  proposals  presented by  shareholders  for  consideration  at the Annual  Meeting  that were  submitted to the
Company after  November 23, 2001.  Such proxies also will have  discretionary  authority to vote in their  judgment upon the  election  of any person as a Director  if a Director  nominee  named in Proposal I is unable to serve for good cause or will not serve, and on matters incident to the conduct of the Annual Meeting.

         A  shareholder  of record  who has given a Proxy may revoke it at any time  prior to its  exercise  at the
Annual  Meeting by either (i) giving  written  notice of revocation to the Secretary of the Company,  (ii) properly submitting to the Company a duly executed  Proxy  bearing a later date,  or (iii)  appearing at the Annual  Meeting and voting in person.  All written  notices of  revocation  of Proxies  should be  addressed  as follows:  Tropical
Sportswear Int'l Corporation,  4902 W. Waters Avenue,  Tampa,  Florida  33634-1302,  Attention:  Mr. Michael Kagan,
Secretary.

                                                    PROPOSAL I

                                               ELECTION OF DIRECTORS

         The Company's  Board of Directors is divided into three classes with each class serving  three-year  terms expiring at the third  annual  meeting of  shareholders  after their  elections  by the  shareholders.  Pursuant to
Florida law, the law under which the Company is  organized,  the terms of persons who are appointed to the Board of
Directors  to fill a  vacancy  on the  Board  expire  at the next  shareholders'  meeting  at which  directors  are elected.  As a result,  at the Annual Meeting,  shareholders  will be asked to vote on the election of not only the three  directors  in Class II whose  terms are  expiring at the Annual  Meeting,  but also two  directors  who were previously  appointed  by the Board as Class I  directors,  Mr. Eloy  Vallina-Garza  and Mr.  Martin W.  Pitts.  In
addition,  on December 13, 2001,  the Board of Directors  nominated Mr. Benito F. Bucay for election as a Class III director by the shareholders at the Annual Meeting.

         The Class II  directors  who have been  nominated  for  election at the Annual  Meeting are Ms.  Leslie J.
Gillock, Mr. Eloy Vallina-Laguera and Mr. Christopher B. Munday, who was appointed to the Board in November 2001.

         In the event any of the nominees are unable to serve,  the person  designated  as proxy will cast in their discretion,  votes  for  such  other  person  named in their  discretion  as a  substitute  nominee.  The  Board of
Directors has no reason to believe that the nominees named below will be unavailable,  or if elected,  will decline to serve.

         Pursuant to the Company's  Amended and Restated Articles of Incorporation  (the  "Articles"),  Accel, S.A.
de C.V.  ("Accel")  currently has the right to nominate two persons to stand for election to the Company's Board of
Directors.  In  addition,  the  Articles  also grant each of William W.  Compton,  Chairman  of the Board and Chief
Executive Officer of the Company,  and Michael Kagan, Vice Chairman of the Board,  Executive Vice President,  Chief
Financial  Officer and  Secretary  of the  Company,  the right to nominate  one person to stand for election to the
Company's  Board of Directors.  Moreover,  pursuant to a shareholders'  agreement  among Accel and Messrs.  Compton and Kagan and their  respective  family  limited  partnerships,  all shares of Common Stock owned or  controlled by such  persons or  entities  will be voted in favor of the  election of the persons  nominated  by such  persons and entities pursuant to their rights under the Articles.  Messrs.  Eloy  Vallina-Laguera  and Eloy  Vallina-Garza have been nominated by Accel pursuant to these  provisions.  They will receive the favorable  votes of Accel and Messrs.
Compton and Kagan and their respective family limited partnerships.

         The Board of Directors  recommends that the shareholders  vote FOR each Director  nominee.  If a choice is specified on the Proxy by the  shareholder,  the shares will be voted as specified.  If no  specification  is made, the  shares  will be  voted  FOR the  Director  nominees.  Election  of each  Director  nominee  will  require  the affirmative  vote of a plurality  of the votes cast by shares of Common Stock  represented  and entitled to vote at the Annual Meeting.

         The  following  paragraphs  set  forth  the names of the  Directors  of the  Company,  their  ages,  their positions with the Company,  and their principal  occupations  and employers for at least the last five years.  For information concerning Directors' ownership of Common Stock, see "Stock Ownership."

         The Board of Directors  has  nominated  the  following  individuals  for election by the holders of Common
Stock as Directors of the Company:

Nominees for Director - Term to Expire in 2003

         Eloy  Vallina-Garza.  Mr.  Vallina-Garza,  age 29, has served as a Director of the Company since  November
2001.  Mr.  Vallina-Garza  is Vice  President of Kleentex  Corp. He has also served as a Director of Elamex S.A. de
C.V., a Nasdaq  traded  company,  since 1995,  Silver Eagle  Refinery  since 1997 and Accel since 1995.  Accel is a publicly  traded  Mexican  holding  company  which  has  subsidiaries  engaged  in  warehousing,  distribution  and manufacturing.  Mr. Garza also has held various  positions with Grupo  Chihuahua and its  subsidiaries  since 1995.
Mr. Garza  attended  Universidad  de Monterrey in Monterrey,  Mexico.  Mr. Garza is the son of Mr.  Vallina-Laguera
who also serves on the Company's Board of Directors.

         Martin W. Pitts.  Mr. Pitts,  age 60, has served as a Director of the Company  since  November  2001.  Mr.
Pitts  retired in  January  2001 from KPMG where he served as Partner  since  1975.  During his career at KPMG,  he
served  a  wide  range  of  clients,   including  investor-owned  utilities,   real  estate  companies,   wholesale
distributors,  apparel  companies and  international  companies.  Mr. Pitts remains current in national,  state and local CPA memberships and has served as Chairman of the National  Association of Accountants.  He currently  serves on the Board of Directors of several charitable and community entities in El Paso, Texas.

Nominees for Director - Term to Expire in 2004

         Mr.  Benito F. Bucay.  Mr. Bucay,  age 70, has been the Managing  Director of Grupo  Industrial  Bre and a
Consulting  Partner at  Analitica  Consultores,  Mexico  since  1994.  He also  serves as  Chairman of the Board of
Eureka,  a Mexican  company  which  manufactures  building  products.  Eureka is a wholly owned  subsidiary of Etex
Group-Belgium.  He is also Advisory  Director to the First National Bank, San Diego; a Member of the  International
Advisory  Group,  Westcoast  Energy  Inc.,  Canada;  serves on the Board of  Trustees of  Instituto  Nacional de la
Nutricion;  serves on the  Board of  Trustees  of the  Fundacion  Javier  Barros  Sierra;  serves  the  U.S.-Mexico
Foundation  for Science on the Board of Governors  and as  Treasurer.  Prior to his  position at Grupo  Industrial,
Mr. Bucay served as Senior Vice President of Grupo DESC until 1994.

Nominees for Director - Term to Expire in 2005

         Leslie J. Gillock.  Ms.  Gillock,  age 45, has served as a Director of the Company since August 1997.  Ms.
Gillock  has  served  as  Vice  President  Brand  Management  of  Springs  Industries,  Inc.  since  October  1999.
Previously,  she served in various  capacities  with Fruit of the Loom,  Inc. from 1978 until June 1998,  including
Vice  President  of Marketing  between  March 1995 and June 1998,  Director of Marketing  from January 1993 through
February 1995,  and Marketing  Manager for Intimate  Apparel from January 1989 through  December 1992. She has over
20 years experience in the apparel industry.

         Christopher  B.  Munday.  Mr.  Munday,  age 36, was  appointed  President  of  Tropical  Sportswear  Int'l
Corporation  in July 2001 and has served as a Director of the Company  since  November  2001. He joined the Company as Managing  Director  of the  Company's  European  Division in June of 1999.  Prior to joining  the  Company,  Mr.
Munday was  Managing  Director  of Tela Ltd.,  a branded  tissue  company,  which was  acquired  by  Kimberly-Clark
Corporation  in 1999. Mr. Munday has extensive  sales,  marketing and  operations  experience  having held numerous senior positions in Scott Paper Company and  Kimberly-Clark  Corporation.  Mr. Munday has a B.A. (Hons) degree,  an
M.B.A. and is a member of the Institute of Directors.

         Eloy S.  Vallina-Laguera.  Mr.  Vallina-Laguera,  age 64, has served as a Director  of the Company and its predecessors  since  November  1989.  He has  been  Chairman  of the  Board  of Accel  and its  predecessor,  Grupo
Chihuahua,  since its inception in 1979. Mr.  Vallina-Laguera  has been Chairman of the Board of Elamex since 1990.
Mr.  Vallina-Laguera was Chairman of Banco Commercial Mexicano,  later Multibanco Comermex, one of Mexico's largest commercial  banks at that time, from 1971 until its  expropriation  in 1982. Mr.  Vallina-Laguera  is the father of
Mr. Vallina-Garza, who also serves on the Company's Board of Directors.

Directors Continuing in Office - Term to Expire in 2004

         Michael  Kagan.  Mr. Kagan,  age 62, has served as Executive  Vice  President,  Chief  Financial  Officer,
Secretary  and Vice  Chairman of the Board of the Company and its  predecessors  since  November  1989. He was also
Treasurer  of the Company and its  predecessors  from  November  1989 to January  1998.  Mr. Kagan has more than 30 years experience in the apparel industry.  Prior to  joining the Company' predecessor,  Mr. Kagan served as Senior
Vice President of Finance for  Munsingwear,  Inc. and  as  Executive Vice President and Chief Operating  Officer of
Flexnit Company, Inc., a manufacturer of women's intimate apparel.

         Charles J. Smith.  Mr. Smith,  age 75,  became a Director of the Company in June 1998.  Previously  he had
been  Director  of Farah since  March 1994.  For more than five years prior to his  retirement  in 1994,  Mr. Smith served in various capacities with Crystal Brands, Inc., an apparel  manufacturer and marketer,  most recently as an
Executive Vice  President.  Since then,  Mr. Smith has served as a consultant to various  apparel  companies.  From
May 1995 through May 1999,  Mr. Smith was a partner and Director of Phoenix Apparel Group,  Inc., a  privately-held apparel sourcing and consulting company.

Directors Continuing in Office - Term to Expire in 2003

         William  W.  Compton.  Mr.  Compton,  age 58,  has  served as  Chairman  of the Board and Chief  Executive
Officer of the Company and its  predecessors  since  November  1989. He also has served as President of the Company and its  predecessors  from January 2001 to August 2001 and from November 1989 to November  1994.  Mr.  Compton has over 30 years of  experience  in the  apparel  industry.  Mr.  Compton  has also served as Chairman of the Board of
Directors  of the American  Apparel and Footwear  Association  ("AAFA") and  currently  serves on the AAFA Board of
Directors.  He is also a member of the  Executive  Committee  of the AAFA  Board of  Directors.  Mr.  Compton  also serves as a member of the Board of Directors  for the Center for  Entrepreneurship  for Brigham  Young  University.
Prior to joining the Company's predecessor, he served as President and Chief Operating Officer of Munsingwear, Inc.,
an apparel manufacturer and marketer,  President/Executive  Vice President of Corporate  Marketing for five apparel divisions of McGregor/Faberge Corporation and President of Farah U.S.A, Inc. and as a Director of Farah.

Meetings of the Board of Directors and Committees

         Board of  Directors.  The property,  affairs and business of the Company are under the general  management of its  Board of  Directors  as  provided  by the laws of  Florida  and the  Bylaws  of the  Company.  The Board of
Directors  conducts its business  through  meetings of the full Board and through  committees of the Board, and the
Board of Directors has appointed standing Audit,  Compensation,  Stock Option and Executive Committees of the Board
of Directors.  The Company's Information Technology Committee was dissolved in January 2001.

         The Board of Directors as a whole  functions as the nominating  committee to select  nominees for election as Directors of the Company.  The Board of Directors will consider  those  nominees  submitted by holders of Common
Stock if  submitted  to the  Company on or before  August 20,  2002.  See  "Shareholder  Proposals  for 2002 Annual
Meeting of Shareholders."

         The Board of  Directors  held six  meetings  during the fiscal year  ending  September  29, 2001  ("Fiscal
2001").  Each Director  attended or acted upon at least 75% of the aggregate number of Board of Director  meetings, or consents, held or acted upon during fiscal year 2001.

         Audit Committee.  The Audit Committee consisted of Messrs.  Alvarez-Morodo,  Livingstone and Smith and Ms.
Gillock until Mr.  Alvarez-Morodo's  resignation  from the Board in August 2001 and Mr.  Livingstone's  resignation from the Board in November  2001.  Beginning in November  2001,  the Audit  Committee  consisted of Messrs.  Pitts,
Smith,  Vallina-Garza  and Ms.  Gillock.  The Audit  Committee met three times in Fiscal 2001. The Audit  Committee is  responsible  for reviewing  the  independence,  qualifications  and  activities  of the  Company's  independent certified public  accountants and the Company's  financial  policies,  control procedures and accounting staff. The
Audit  Committee  recommends to the Board the  appointment of the  independent  certified  public  accountants  and reviews and approves the Company's  financial  statements.  The Audit Committee is also  responsible for the review of  transactions  between the Company and any  Company  officer,  Director or entity in which a Company  officer or
Director has a material interest.

         Compensation Committee.  The Compensation Committee consisted of Messrs. Compton,  Reinhart, Smith and Ms.
Gillock until Mr.  Vallina-Laguera  joined the Committee in January 2001 and Mr.  Reinhart  resigned from the Board in November 2001.  Beginning in November 2001, the Compensation  Committee consists of Messrs.  Compton,  Smith and
Vallina-Laguera and Ms. Gillock.  Messrs.  Compton and  Vallina-Laguera  have voting power on all issues except for matters  relating to Section 16 officers.  The Committee  met once in Fiscal 2001.  The  Compensation  Committee is responsible  for  establishing  the  compensation  of the Company's  Directors and  executive  officers,  including salaries, bonuses, severance arrangements, and other executive officer benefits.

         Information   Technology   Committee.   The  Information   Technology   Committee   consisted  of  Messrs.
Alvarez-Morodo,  Livingstone  and Smith until it was dissolved in January  2001.  The Committee met twice in Fiscal
2001.  The  Information   Technology   Committee  was  formed  in  December  1999  to  provide   oversight  of  the
implementation of the Company's new Enterprise 2000 software systems.  The  implementation  was completed in Fiscal
2001.

         Stock Option Committee.  The Stock Option Committee consisted of Ms. Gillock and Messrs.  Reinhart,  Smith and  Vallina-Laguera  until December 2001, when Mr. Reinhart  resigned from the Board.  Beginning in December 2001, the Stock Option  Committee  consists of Ms. Gillock and Messrs.  Smith and  Vallina-Laguera.  Mr.  Vallina-Laguera
has voting  power on all issues  except for matters  relating to Section 16 officers.  The Stock  Option  Committee met or unanimously  consented to resolutions  four times in Fiscal 2001. The Stock Option  Committee is responsible for the administration of the Company's various stock option plans,  including designating the recipients,  amounts and terms of stock option grants thereunder.

         Executive  Committee.  The  Executive  Committee  consisted  of Messrs.  Alvarez-Morodo,  Compton,  Kagan,
Livingstone,  Smith  and  Vallina-Laguera  until Mr.  Alvarez'  resignation  from the Board in August  2001 and Mr.
Livingstone's  resignation  from the Board in November 2001.  Beginning in November  2001, the Executive  Committee
consisted of Messrs.  Compton,  Kagan,  Smith and  Vallina-Laguera.  The  Executive  Committee  did not meet during
Fiscal 2001. The Executive  Committee is  responsible  for performing all tasks of the Board of Directors on behalf of the Board between meetings of the Board to the extent permitted by the Company's Bylaws and Florida law.

Compensation of Directors

         Directors  who are  executive  officers  of the  Company  receive no  compensation  as such for service as members of either the Board of Directors or committees  thereof.  Directors  who are not executive  officers of the
Company received $1,500 per Board and/or committee meeting  attended,  plus  reimbursement of reasonable  expenses.
The  outside  Directors  are also  eligible  to receive  options  to  purchase  Common  Stock  under the  Company's
Non-Employee Director Stock Option Plan and 2000 Long-Term Incentive Plan.

Executive Compensation

         Summary  Compensation  Information.  The following table presents certain summary  information  concerning compensation  paid or accrued by the Company for services  rendered in all capacities during the fiscal years ended
September  29, 2001,  September  30, 2000 and October 2, 1999 for (i) the Chief  Executive  Officer of the Company;
and (ii) each of the four other most highly  compensated  executive  officers of the Company whose total salary and bonus for the  fiscal  year ended  September  29,  2001,  exceeded  $100,000  (collectively,  the "Named  Executive
Officers").

                                                 Summary Compensation Table

                                                                    Long Term
                                                                  Compensation
                                                                     Awards
                                                                  -------------
                                           Annual Compensation     Securities
Name and                                   -------------------     Underlying        All Other
Principal Position             Year        Salary      Bonus       Options/SARs     Compensation
------------------             ----        ------      ------      ------------     ------------

William W. Compton             2001    $   750,000   $ 578,200            -        $  23,877(1)
  Chief Executive Officer      2000        600,000     833,000       43,000           20,637(1)
  Chairman of the Board and    1999        550,000     250,000       72,100           17,679(1)

Christopher B. Munday (2)      2001    $   338,900   $ 309,500       70,000                -
   President                   2000        210,500     229,400       20,000                -
   Tropical Sportswear Int'l   1999         62,000      10,000       10,000                -
   Corporation

Richard J. Domino              2001    $   385,000   $ 100,600            -        $   8,157(3)
  President                    2000        360,000     360,500       24,000            7,695(3)
  Tropical Sportswear Division 1999        325,000           -       40,000            7,695(3)

Michael Kagan                  2001    $   365,000   $ 250,000            -        $  30,909(4)
  Vice Chairman of the Board,  2000        330,000     268,600       31,000           29,158(4)
  Executive Vice President     1999        300,000     100,000       50,000           29,158(4)
  and Chief Financial Officer

Gregory L. Williams            2001    $   365,000   $ 257,300            -        $   2,410(5)
  Executive Vice President     2000        305,000     258,600       20,000                -
  and General Counse           1999         71,538           -       15,000                -

---------------------------------
(1)      Represents grossed-up premiums for term life insurance for the benefit of Mr. Compton and his family.
(2)      Mr.  Munday  joined the Company's  European  division in June 1999.  In August 2001,  Mr. Munday was named
         President of Tropical Sportswear Int'l Corporation.
(3)      Represents  grossed-up  premiums for term life  insurance  policies for the benefit of Mr.  Domino and his family.
(4)      Represents grossed-up premiums for term life insurance for the benefit of Mr. Kagan and his family.
(5)      Mr.  Williams  joined the Company in July 1999.  Represents  grossed-up  premiums for term life  insurance for the benefit of Mr. Williams and his family.

                                                         Option Grants in Last Fiscal Year

                                                                Individual Grant
                             -----------------------------------------------------------------------------------------
                                                                                            Potential Realizable Value
                               Number of       Percent of                                   at Assumed Annual Rates of
                               Securities     Total Options                                  Stock Price Appreciation
                               Underlying      Granted to        Exercise                        for Option Term
                                Options       Employees in          Or         Expiration   --------------------------
Name                            Granted        Fiscal Year      Base Price        Date           5%            10%
----                            -------        -----------      ----------        ----           --            ---

William W. Compton                    -             -               -              -               -            -

Christopher B. Munday            10,000             4.3%        $   18.50       7/17/11      $  116,346      $   294,842
                                 60,000            25.7%        $   19.10       8/2/11       $  720,723      $ 1,826,429

Richard J Domino                      -             -               -              -               -            -

Michael Kagan                         -             -               -              -               -            -

Gregory L. Williams                   -             -               -              -               -            -

                                                           Fiscal Year-End Option Values

                                                                               Value of Unexercised
                                    Number of Securities Underlying                In-the-Money
                                          Unexercised Options                        Options
   Name                                    At Fiscal Year-End                 At Fiscal Year-End (1)
   ----                                    ------------------                 ----------------------
                                     Exercisable       Unexercisable     Exercisable      Unexercisable
                                     -----------       -------------     -----------      -------------

   William W. Compton                  233,000             10,000        $  518,400        $        -

   Christopher B. Munday                13,335             86,665            10,252            20,498

   Richard J. Domino                    93,968             13,332           227,335               500

   Michael Kagan                       147,567              8,333           393,330                 -

   Gregory L. Williams                  35,000                  -               188                 -

---------------------------------
(1)   Represents the fair market value of a share of Common Stock as of September 28, 2001 of $16.95, less the option exercise price, multiplied by the total number of exercisable or unexercisable options.

         Employment Arrangements.

         The Company has  employment  agreements  with each of Messrs.  Compton,  Kagan and  Domino,  which  became effective  as of the  completion  of the  initial  public  offering  in  October  1997.  The  Company  also  has an employment  agreement  with Mr.  Munday  which  became  effective  at the time of his  election as President of the
Company in July 2001, and an employment  agreement  with Mr.  Williams,  which became  effective as of September 1,
2001.

         William W. Compton.  The  employment  agreement  with Mr.  Compton  provides for an initial term ending in
2002,  with  automatic  renewals  beginning  at the end of the third year such that there shall remain at all times thereafter a rolling  two-year term of employment.  Notwithstanding  the foregoing,  in the event the agreement has not otherwise been  terminated,  it will terminate  automatically  at the end of the Company's fiscal year in which
Mr. Compton reaches age 65. The agreement  provides for an annual base salary (currently  $1,000,000)  subject to a minimum  annual  increase  equal to the  increase in the Consumer  Price Index for all Urban  Consumers - All Items
Index for Tampa,  Florida ("CPI") for the immediately  preceding  twelve months.  By contract,  Mr. Compton is also entitled to an annual  performance  bonus of up to 110% of his base salary based on a comparison  of the  Company's average return on total capital  employed over a four-year  period as compared to an average target return on total capital as  calculated  for a select  group of publicly  traded  apparel  companies  over the same  period.  To the extent  authorized by the Company's  Board of Directors,  Mr. Compton also shall be entitled to participate in such bonus programs and other benefit plans as are generally made available to other executive officers of the Company.

         If the agreement is terminated by the Company,  for any reason other than cause or Mr.  Compton's death or disability,  the Company  shall pay Mr.  Compton a one-time,  lump sum  severance  payment  equal to the product of
(i) two and (ii) the sum of Mr.  Compton's  average  annual base salary and average  annual bonus for the preceding three  years.  During  the  two-year  period  following  termination  of  employment  other  than  as a  result  of disability,  Mr. Compton shall not engage in or have any impermissible  financial  interest in any business that is engaged in the merchandising, manufacturing, distribution or marketing of men's casual pants, shorts or jeans.

         Mr. Compton's  agreement also provides for a one-time,  lump sum severance  payment,  in lieu of any other severance  payment,  if Mr. Compton  elects to terminate his  employment  with the Company either for "good reason"
(as defined  therein) or upon a "change of  control"  of the  Company.  Upon  termination  for "good  reason,"  the severance  payment will equal the product of (i) two and (ii) the sum of Mr.  Compton's  average annual base salary and average annual bonus for the preceding  three years.  In the event of  termination  upon a "change of control,"
the  severance  payment  will equal,  depending  on the extent of the change of  control,  either (a) two times Mr.
Compton's  average  annual base salary for the  preceding  three years,  or (b) two times the sum of Mr.  Compton's average  annual base salary and  average  annual  bonus for the  preceding  three  years.  Under the  agreement,  a
"change of  control"  shall be deemed to have  occurred  if (i) any person  (other  than  certain  exempt  persons, including  Messrs.  Compton  and  Kagan,  Accel,  the  Company  and their  respective  affiliates  and  associates)
beneficially  owns 25% (or, in certain cases,  33%) or more of the  outstanding  shares of voting capital stock, or
(ii) immediately  following the sale or transfer of  substantially  all of the Company's  assets,  or the merger or consolidation  of the Company with or into another  person,  any person (other than certain  except  persons) shall beneficially own 25% (or, in certain cases, 33%) or more of the surviving or acquiring person.

         Michael  Kagan.  The  Company's  employment  agreement  with Mr.  Kagan is  substantially  the same as its employment  agreement  with Mr.  Compton,  except that Mr.  Kagan's  current  annual base salary is $465,000 and by contract, his maximum annual performance bonus equals 100% of his base salary.

         Christopher B. Munday.  The Company's  employment  agreement  with Mr. Munday  provides for a continuously remaining  term of two years.  Notwithstanding  the  foregoing,  in the event the agreement has not otherwise  been terminated,  it will terminate  automatically  at the end of the Company's  fiscal year in which Mr. Munday reaches age 65. The  agreement  provides  for an annual  base  salary  (currently  $500,000)  subject  to a minimum  annual increase equal to the increase in the CPI for the  immediately  preceding  twelve months.  By contract,  Mr. Munday is also  entitled to an annual  performance  bonus of up to 100% of his base salary.  To the extent  authorized  by the  Compensation  Committee of the Company's Board of Directors,  Mr. Munday also shall be entitled to participate in such bonus programs and other benefit plans as are generally made available to other  executive  officers of the
Company.

         If the  Company  terminates  the  agreement  for any  reason  other than  cause or Mr.  Munday's  death or disability,  the Company shall pay Mr. Munday a severance  payment equal to two times the sum of Mr.  Munday's base salary as in effect  immediately  prior to the termination  date,  plus the greater of Mr. Munday's  highest annual cash bonus during any of the last three full fiscal years prior to the  termination  date or Mr.  Munday's  highest annual cash bonus during any twelve month period of employment  prior or  subsequent  to the effective  date of the employment  agreement.  If the agreement is  terminated  by Mr.  Munday for good reason,  Mr. Munday will receive a severance  payment  equal to two times the sum of his base salary as in effect  immediately  prior to  termination, plus the greater of Mr.  Munday's  highest  annual cash bonus  during any of the last three full fiscal years prior to the  termination  date or Mr.  Munday's  highest  annual cash bonus during any twelve month period of employment prior or subsequent to the effective date of the employment  agreement.  If Mr. Munday's agreement is terminated by reason of a change in control,  the  Company  shall pay Mr.  Munday a sum of an amount  equal to two times his base salary as in effect  immediately  prior to the termination  date,  plus the greater of Mr. Munday's  highest annual cash bonus during any of the last three full fiscal years prior to the  termination  date or Mr.  Munday's  highest annual cash bonus during any twelve month period of employment  prior or  subsequent  to the effective  date of the employment  agreement.  During the two year period  following  termination of employment  other than as a result of disability,  Mr. Munday shall not engage in or have any  impermissible  financial  interest in any business that is engaged in the merchandising,  manufacturing,  distribution or marketing of men's casual pants,  shirts or jeans in the United States, Great Britain or Australia.

         Richard J. Domino.  The  Company's  employment  agreement  with Mr.  Domino  provides  for a  continuously remaining  term of  twelve  months.  Notwithstanding  the  foregoing,  in the  event  the  agreement  has not  been otherwise terminated,  it will terminate  automatically at the end of the Company's fiscal year in which Mr. Domino reaches  age 65. The  agreement  provides  for an annual  base  salary  (currently  $395,000)  subject to a minimum annual  increase equal to the increase in the CPI for the immediately  preceding  twelve months.  By contract,  Mr.
Domino is also entitled to an annual performance bonus of up to 100% of his base salary.

         The agreement  provides that, if Mr. Domino's  employment is terminated without cause (as defined therein)
by the  Company,  he shall be  entitled  to  severance  payments,  at his annual  base  salary  rate at the time of termination  until the first to occur of the date on which Mr.  Domino  obtains  subsequent  employment or the last date of the remaining  term under the employment  agreement.  However,  if Mr.  Domino's  annual cash  compensation rate for the subsequent  employment is less than his annual base salary at the termination  date, the Company shall pay Mr. Domino the  difference.  The agreement  further  provides  that, if Mr. Domino is terminated by the Company for cause,  Mr. Domino will not be entitled to any separation  benefits and Mr. Domino's  salary,  bonus,  benefits and business  expense  reimbursements  shall cease as of the date of  termination,  except that payments due to Mr.
Domino and not paid up to the date of such  termination  will be paid to Mr. Domino within  forty-five (45) days of such termination.  During the one year period following  termination of employment,  Mr. Domino shall not engage in or have any impermissible  financial interest in any business that is engaged in the merchandising,  manufacturing, distribution or marketing of men's casual pants, shirts or jeans.

         Gregory L. Williams.  The Company's  employment  agreement with Mr.  Williams  provides for a continuously remaining  term of  twenty-four  months.  Notwithstanding  the  foregoing,  in the event the agreement has not been otherwise  terminated,  it will  terminate  automatically  at the end of the  Company's  fiscal  year in which  Mr.
Williams  reaches  age 65. The  agreement  provides  for an annual base salary  (currently  $465,000)  subject to a minimum  annual  increase  equal  to the  increase  in the CPI for the  immediately  preceding  twelve  months.  By contract,  Mr. Williams is also entitled to an annual  performance  bonus of up to 100% of his base salary.  To the extent  authorized by the  Compensation  Committee of the Company's Board of Directors,  Mr. Williams also shall be entitled to  participate  in such bonus  programs and other benefit plans as are generally  made available to other executive officers of the Company.

         The agreement  provides  that, if Mr.  Williams'  employment  is terminated  for a business  reason by the
Company (as defined  therein) he shall be  entitled  to a severance  payment  equal to two times the sum of (i) his average  base  salary for the three  years  prior to the termination  date and (ii) his  average  annual  bonus for
the  three years prior  to  the  termination  date.    The  agreement further  provides  that,  if  Mr. Williams is terminated by the Company for cause, Mr. Williams will not be entitled to any separation benefits and Mr. Williams'
salary, bonus, benefits and business expense reimbursements shall cease as of the date of termination,  except that payments due to Mr.  Williams and not paid up to the date of such  termination  will be paid to Mr. Williams within
thirty (30) days  of  such termination.   If  Mr. Williams  terminates  his employment for good reason  (as defined therein) he will be entitled to a payment equal to two times the sum of (i) his  average  base salary for the three years  prior  to  the  termination  date  and  (ii)  his  average  annual  bonus for the three  years  prior to the termination date.  During the two year period following termination of employment, Mr. Williams shall not engage in or have any impermissible financial interest in any business that is in fact competing with the Company.

Compensation Committee Report on Executive Compensation.

         Introduction.  Under the rules of the Commission,  the Company is required to provide certain  information concerning  compensation of the Company's  chief  executive  officer,  and the Named  Executive  Officers  (Messrs.
Compton,  Munday, Domino, Kagan and Williams) for Fiscal 2001. The disclosure  requirements include a report of the committee  responsible for compensation  decisions for the Named Executive  Officers,  explaining the rationale and considerations that led to those compensation decisions.

         Compensation  Committee  Role. The  Compensation  Committee and the Stock Option  Committee  currently are responsible for separate aspects of the Company's  compensation  program for its executive officers,  including the
Named Executive  Officers.  The  Compensation  Committee is responsible for  establishing  the  compensation of the
Company's  Directors and officers,  including  salaries,  bonuses,  termination  arrangements  and other  executive officer  benefits.  The Stock Option Committee is responsible for the  administration of the Company's stock option plans, including the recipients, amounts and terms of stock option grants thereunder.

         Compensation  Philosophy.  The compensation  philosophy for executive  officers conforms  generally to the compensation  philosophy  followed for all of the Company's  employees.  The Company's  compensation is designed to maintain  executive  compensation  programs and policies that enable the Company to attract and retain the services of highly qualified  executives at a compensation level  commensurate with their skill and experience.  In addition to base salaries,  executive  compensation  programs and policies consisting of performance-based and discretionary cash bonuses and periodic  grants of stock  options are designed to reward and provide  incentives  for  individual contributions as well as overall Company performance.

         The Compensation  Committee monitors the operation of the Company's executive  compensation  policies. Key elements of the Company's  compensation  program  consists of base salary,  annual cash bonuses and periodic grants of stock options  (which the Stock Option  Committee  administers).  The  Company's  policies with respect to these elements,  including the basis for the compensation  awarded the Company's chief executive  officer,  are discussed below.  While the elements of compensation  described below are considered  separately,  the Board of Directors and the  Compensation  Committee  take into  account  the full  compensation  package  offered  by the  Company  to the individual, including health care and other insurance benefits.

         Base Salaries.  The Company has established  competitive annual base salaries for all officers,  including the  Named  Executive  Officers.  Effective  as of the  initial  public  offering,  the  Company  entered  into new employment  agreements with each of its executive officers.  The employment  agreement for each of Messrs.  Compton and Kagan  provides for an initial  term of  five years,  with an  "evergreen"  term of two years.  The  employment agreements  for  Messrs.  Munday  and  Williams  provide  for an  "evergreen"  term of two  years.  The  employment agreement for Mr. Domino provided for an initial term of three years,  with a one year "evergreen"  renewal that is now in effect.  See  "Executive  Compensation-Employment  Agreements."  The annual  base  salaries  for each of the
Company's executive officers,  including the Company's chief executive officer,  reflect the subjective judgment of the  Compensation  Committee based on the  consideration  of the executive  officer's  position and tenure with the
Company,  the Company's needs, and the executive officer's individual  performance,  achievements and contributions to the growth of the Company,  and empirical data establishing  compensation levels for other comparable  positions in the industry.  The minimum  annual  percentage  increase in base salary under each of the  foregoing  employment agreements is the percentage increase in the CPI.

         Mr.  Compton's  annual base salary as the Company's chief executive  officer was $750,000 for Fiscal 2001.
The Board of Directors and the Compensation  Committee  believe that this annual base salary is consistent with the salary range  established  for this position based on the factors noted above and Mr.  Compton's  prior  experience and managerial expertise, his knowledge of the Company's operations and the industry in which it operates.

         Annual Bonus.  Pursuant to their respective employment  agreements,  each of the Company's named executive officers  is eligible  for an annual cash bonus.  By  contract,  Mr.  Compton is entitled to an annual  performance bonus of up to 110% of his base salary based on a  comparison  of the  Company's  average  return on total  capital employed over a four-year  period as compared to an average  target  return on total  capital as  calculated  for a select group of publicly  traded  apparel  companies  over the same period.  By contract,  Messrs.  Kagan,  Munday,
Domino and Williams are entitled to annual performance bonuses up to 100% of their respective base salaries.

         Stock  Options.  Under the  Company's  various  stock option  plans,  stock  options may be granted to key employees,  including  executive  officers,  Directors and  consultants of the Company.  All stock option plans are administered  by the Stock Option  Committee,  except for the  Non-Employee  Director  Stock Option Plan,  which is intended to be self-governing.

         During  fiscal 2001,  options to purchase  70,000 shares of Common Stock were granted to Mr.  Munday.  The principal  factors  considered in determining  the granting of stock options to executive  officers of the Company, including the Company's chief executive officer,  were the executive  officer's tenure with the Company,  his total cash compensation for the prior year, and his contributions toward the Company's attainment of strategic goals.

         Section 162(m)  Limitations.  Under Section  162(m) of the Internal  Revenue Code of 1986, as amended (the
"Code"), a tax deduction by corporate  taxpayers,  such as the Company, is limited with respect to the compensation of certain  executive  officers  unless such  compensation  is based upon  performance  objectives  meeting certain regulatory  criteria or is otherwise  excluded  from the  limitation.  Based upon the Board of  Directors'  and the
Compensation  Committee's  commitment to link compensation with performance as described in this report,  the Board of  Directors  and the  Compensation  Committee  currently  intend to qualify  compensation  paid to the  Company's executive officers for deductibility by the Company under Section 162(m) of the Code.

         Compensation Committee:
                  William W. Compton
                  Leslie J. Gillock
                  Charles J. Smith
                  Eloy S. Vallina-Laguera

         The report of the  Compensation  Committee  shall not be deemed  incorporated  by reference by any general statement  incorporating  by reference  this proxy  statement  into any filing under the Securities Act of 1933, as amended  or under  the  Securities  Exchange  Act of 1934,  as  amended,  except  to the  extent  that the  Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         Compensation Committee Interlocks and Insider Participation.

         The  members  of the  Compensation  Committee  are  Messrs.  Compton,  Smith and  Vallina-Laguera  and Ms.
Gillock.  Except for Mr.  Compton,  no officer or employee  of the Company  participated  in  deliberations  of the
Compensation  Committee  concerning  executive  officer  compensation  during the fiscal year ended  September  29,
2001.  Mr.  Compton  did not  participate  in  deliberations  of the  Compensation  Committee  that  related to his
compensation.   Mr. Vallina-Laguera and Mr. Compton have voting power on all issues except for matters relating  to
Section 16 officers.

Report of the Audit Committee of the Board of Directors

         The Audit  Committee of the Board of Directors  (the "Audit  Committee")  is composed of four  independent
Directors and operates  under a written  charter  adopted by the Board of Directors on April 25, 2000 in accordance with applicable  rules of the SEC and Nasdaq.  The members of the Audit Committee are Leslie J. Gillock,  Martin W.
Pitts,  Charles J. Smith and Eloy S. Vallina-Garza.   The Audit  Committee  recommends  to the Board of  Directors, subject to stockholder ratification, the selection of the Company's independent accountants.

         Management is responsible for the Company's  internal controls and the financial  reporting  process.  The independent  accountants  are  responsible  for  performing  an  independent  audit of the  Company's  consolidated financial  statements in accordance with generally accepted auditing  standards and to issue a report thereon.  The
Audit Committee's responsibility is to monitor and oversee these processes.

         In this context,  the Audit  Committee has met and held  discussions  with  management and the independent accountants.  Management  represented to the Audit Committee that the Company's  consolidated  financial statements were prepared in accordance with generally  accepted  accounting  principles,  and the Audit Committee has reviewed and discussed the  consolidated  financial  statements with management and the independent  accountants.  The Audit
Committee  discussed with the  independent  accountants  matters  required to be discussed by Statement on Auditing
Standards No. 61 (Communication with Audit Committees).

         The  Company's  independent  accountants  also  provided to the Audit  Committee  the written  disclosures required by Independence Standards Board Standard No. 1 (Independence  Discussions with Audit Committees),  and the
Audit Committee discussed with the independent accountants that firm's independence.

         Based upon the Audit  Committee's  discussion  with management and the  independent  accountants,  and the
Committee's review of the  representation of management and the report of the independent  accountants to the Audit
Committee,  the Audit Committee recommended that the Board of Directors include the audited consolidated  financial statements  in the  Company's  Annual  Report on Form 10-K for the year  ended  September  29,  2001 filed with the
Securities and Exchange Commission.

         Audit Committee:

         Leslie J. Gillock
         Martin W. Pitts
         Charles J. Smith
         Eloy S. Vallina-Garza

         December 19, 2001

                                               AUDIT AND OTHER FEES

         For fiscal 2001, Ernst & Young LLP billed the Company for various audit and non-audit services, as follows:

         Audit Fees. The aggregate fees billed by Ernst & Young for  professional  services  rendered in connection with such firm's audit of the Company's  Fiscal 2001  financial  statements,  including the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for such fiscal year, were $293,000.

         Financial  Information  Systems Design and Implementation  Fees. During fiscal 2001, Ernst & Young did not perform  any  professional  services  for  the  Company  relating  to  financial  information  systems  design  and implementation.

         All Other  Fees.  The  aggregate  fees  billed by Ernst & Young for all  other  services  rendered  to the
Company in connection  with Fiscal 2001 were  $213,000,  which included fees for  tax-related  services and special projects.  The Audit  Committee,  in  conducting  its  review  of  auditor  independence,  considered  whether  the performance of services by the  independent  accountants  in addition to their audit  services was compatible  with maintaining the independence of Ernst & Young as auditors.

                                          CERTAIN TRANSACTIONS AND RELATED PARTIES

         The Audit  Committee of the Board of Directors is responsible for reviewing all  transactions  between the
Company and any  officer or  Director  of the Company or any entity in which an officer of Director  has a material interest.  Any such  transactions  must be on terms no less  favorable  than  those that  could be  obtained  on an arms-length basis from independent third parties.

         One of the Company's  subsidiaries  contracts  distribution and freight services in the ordinary course of business  from Accel,  S.A. de C.V., a twenty-one  percent  shareholder  of the Company.  Fees for these  services,
including  taxes  amounted  to  approximately   $222,000  for  fiscal  year  2001.  Messrs.   Vallina-Laguera   and
Vallina-Garza are affiliates of Accel.  See "Election of Directors" and "Stock Ownership."

                                                  Stock Ownership

         The following  table sets forth certain  information  with respect to the  beneficial  ownership of Common
Stock of the Company as of November  30,  2001 by (i) each person who is known by the Company to  beneficially  own more than five  percent of the Common  Stock,  (ii) each  nominee for  Director of the  Company,  (iii) each of the
Named Executive Officers (as defined under "Election of Directors -- Executive  Compensation"  above), and (iv) all officers and Directors as a group.
                                                                               Shares Beneficially
                                                                                      Owned
                                                                       ------------------------------------
Name and Address of Beneficial Owner (1)
----------------------------------------                                                      Percent
                                                                             Shares           of Class
                                                                             ------           --------

William W. Compton (2)...........................................           1,170,500           14.7%

Christopher B. Munday (3) .......................................              16,835            *

Richard J. Domino (4)............................................             103,734            1.3%

Michael Kagan (5)................................................             718,400            9.1%

Leslie J. Gillock (6)............................................              30,350            *

Martin W. Pitts (7) .............................................               1,000            *

Charles J. Smith  (6)............................................              30,000            *

Eloy Vallina-Garza (7)(8) .......................................           1,602,450           20.8%

Eloy S. Vallina-Laguera (6)(8)...................................           1,630,450           21.1%

Gregory L. Williams (9) .........................................              55,280            *

Benito F. Bucay   ...............................................                   -            *

Accel, S.A. de C.V. (8)
Virginia Fabregas No. 80,
Col. San Rafael, 06470 Mexico, D.F. .............................           1,600,450           20.8%

Lord, Abbett & Co. (10)
767 Fifth Avenue
New York, NY 10153...............................................           1,086,675           14.1%

Goldman Sachs Group, Inc. (11)
85 Broad Street
New York, NY 10004 ..............................................             546,230            7.1%

Peter E. Salas (12)
Dolphin Offshore Partners, L.P.
129 E. 17th Street
New York, NY 10003...............................................             426,000            5.5%

All Directors and officers as a group (11 persons)...............           3,758,549           45.1%

------------------
*Less than 1%.

(1)    Except as indicated in the  footnotes  set forth below,  the persons named in the table have sole voting and investment  power with  respect to all shares  shown as  beneficially  owned by them.  The numbers of shares shown include  shares that are not currently  outstanding  but which  certain  shareholders  are entitled to acquire or will be entitled to acquire  within 60 days,  upon the  exercise  of stock  options.  Such shares are deemed to be  outstanding  for the purpose of  computing  the  percentage  of Common  Stock owned by the particular  shareholder  and by the group but are not deemed to be outstanding  for the purpose of computing the  percentage  ownership of any other person.  Except as indicated in the table,  the business  address of all persons named in the table is 4902 W. Waters Avenue, Tampa, Florida 33634-1302.
(2)    Includes  216,000  shares of  Common  Stock  held by  the  Compton  Family  Limited  Partnership.   Includes
       243,000 shares of Common Stock issuable upon the exercise of vested stock options.
(3)    Includes  13,335  shares  of  Common  Stock  issuable  upon the exercise of vested  stock options.  Does not include 86,665 shares of Common Stock issuable upon the exercise of nonvested stock options.
(4)    Includes  100,634  shares  of Common Stock  issuable  upon  the exercise of vested stock  options.  Does not include 6,666 shares of Common Stock issuable upon the exercise of nonvested  stock options.  Includes 1,100 shares held as custodian for the benefit of his minor children.
(5)    Includes  562,500  shares of Common Stock held  by the Kagan Family Limited  Partnership.  Includes  155,900
       shares of Common Stock issuable upon the exercise of vested stock options.
(6)    Includes 30,000 shares of Common Stock issuable upon the exercise of vested stock options.
(7)    Does not include 10,000 shares of Common Stock issuable upon the exercise of nonvested stock options.
(8)    Based on a Schedule 13G filed with  the  Commission on February 17, 1998.  Includes  1,600,450  shares  held by Accel. Mr.  Vallina-Laguera  owns directly  130,862,957 shares, or 39.2%, of the outstanding Common Stock of Accel.  In addition,  he controls  companies that hold  46,414,851  shares,  or 13.9%, of the outstanding
       Common  Stock  of  Accel.  Mr.   Vallina-Garza  is  a  Director  of  Accel.  The  business  address  of  Mr.
       Vallina-Laguera is Av. Zarco No. 2401., Col. Zarco,  Chihuahua,  Chih.,  Mexico, and the business address of
       Mr. Vallina-Garza is 4171 N. Mesa, Bldg D, El Paso, Texas 79902.
(9)    Includes  35,000  shares  of  Common Stock  issuable  upon the exercise of vested  stock  options.  Includes
       18,280 shares held as trustee.
(10)   Based  on  a Schedule  13F-HR/A  filed with the Commission on October 25, 2001.  Lord,  Abbett & Co. reports sole voting power of  1,086,675  shares of Common Stock and sole  dispositive  power of 1,086,675  shares of
       Common Stock.
(11)   Based on  a  Schedule  13F-HR filed with the  Commission  on November 14, 2001.  Goldman  Sachs Group,  Inc.
       reports 538,060 shares with sole voting authority and 8,170 shares as other.
(12)   Based on  a  Schedule  13D filed  with the  Commission  on May 3, 2000.  Mr.  Salas,  as General  Partner of
       Dolphin Offshore Partners, L.P., has sole voting and dispositive power over 426,000 shares of Common Stock.

                                           Shareholder Return Comparison

         The Company's  Common Stock began trading on the Nasdaq  National Market on October 29, 1997 in connection with  the  Company's  initial  public  offering.  The  price  information  reflected  for the  Common  Stock in the following  performance  graph represents the closing sale price of the Common Stock for the period from October 29,
1997 through  September 29, 2001. The performance graph compares the cumulative  shareholder  returns on the Common
Stock with the Nasdaq Stock  Market  Index (U.S.  Companies)  and a Peer Index (as  described  below) over the same period  (assuming the investment of $100 in the Company's  Common Stock,  the Nasdaq Stock Market (U.S.  Companies)
and the Peer Index on October 29, 1997, and reinvestment of all dividends).

                       THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.

                                             FY 1997      FY 1998    FY 1999      FY 2000     FY 2001
                                             -------      -------    -------      -------     -------

Tropical Sportswear Int'l Corporation         100.00       148.22     151.30       138.10      137.66
NASDAQ Market Index                           100.00       102.10     173.30       231.10       94.44
Peer Group Index                              100.00        85.30      72.20        60.70       69.05

         Total return  calculations  for the Nasdaq Stock  Market  Index (U.S.  Companies)  and the Peer Index were prepared by the Center for Research in Security  Prices,  The University of Chicago.  The Peer Index is composed of the stocks of Haggar Clothing Co. (HGGR),  Hartmarx  Corporation (HMX),  Kellwood Company (KWD), Oxford Industries,
Inc. (OXM),  Philips-Van Huesen  Corporation  (PVH), Perry Ellis Int'l, Inc. (PERY),  Tarrant Apparel Group (TAGS),
and V.F.  Corporation  (VFC).  Specific  information  regarding  the  companies  comprising  the Peer Index will be provided to any  shareholder  upon request to Michael  Kagan,  the  Secretary  of the  Company.  The peer group was determined based on management's experience and in consultation with an industry expert.

                                                    PROPOSAL II

                                     RATIFICATION OF THE COMPANY'S INDEPENDENT
                                           CERTIFIED PUBLIC ACCOUNTANTS

         The  Company's  Board of  Directors  has  selected  Ernst & Young LLP to conduct  the annual  audit of the financial  statements  of the  Company  for the fiscal year ending  September  28,  2002.  Ernst & Young LLP has no financial  interest,  direct or indirect,  in the Company and does not have any connection  with the Company except in its professional  capacity as independent  certified public  accountants.  The holders of Common Stock will have the opportunity to ratify the Board of Directors'  selection of Ernst & Young LLP as independent  certified  public accountants  to the Company for the fiscal year ending  September  28,  2002.  The  ratification  by the holders of
Common Stock of the selection of Ernst & Young LLP as independent  certified  public  accountants to the Company is not  required by law or by the Bylaws of the  Company.  The Board of  Directors,  consistent  with the  practice of many  publicly  held  corporations,  is  nevertheless  submitting  this  selection to the holders of Common  Stock.
Representatives  of Ernst & Young LLP will be present at the Annual  Meeting and will have an opportunity to make a statement  if they so desire and  respond to  appropriate  questions.  If this  selection  is not  ratified  at the
Annual  Meeting,  the Board of Directors  intends to  reconsider  its  selection of  independent  certified  public accountants  for the fiscal year ending  September  28,  2002.  Even if the  selection  is  ratified,  the Board of
Directors in its sole  discretion may direct the  appointment  of a different  independent  accounting  firm at any time  during  the fiscal  year if the Board  determines  that such a change  would be in the best  interest  of the
Company and its shareholders.

         The Board of Directors  recommends that  shareholders  vote FOR the ratification of the selection of Ernst
& Young LLP as  independent  certified  public  accountants  for the fiscal year September 28, 2002. If a choice is specified on the Proxy by the  shareholder,  the shares will be voted as specified.  If no  specification  is made, the shares will be voted FOR  ratification.  Adoption of  Proposal  II will  require  that of the votes cast by the shares of Common Stock  represented and entitled to vote at the Annual Meeting,  the votes in favor of the Proposal exceed the votes against the Proposal.

                                               SHAREHOLDER PROPOSALS
                                      FOR 2003 ANNUAL MEETING OF SHAREHOLDERS

         Proposals of shareholders,  including nominations for the Board of Directors,  intended to be presented at the Company's  annual  meeting of  shareholders  to be held in 2003 should be submitted by certified  mail,  return receipt  requested,  and must be received by the Company at its  executive  offices in Tampa,  Florida on or before
August 20,  2002 to be  eligible  for  inclusion  in the  Company's  Proxy  Statement  and Proxy  relating  to that meeting.  Any  shareholder  proposal  must be in  writing  and must set forth  (i) a  description  of the  business desired to be brought  before the meeting and the reasons for  conducting  the  business at the  meeting,  (ii) the name and address,  as they appear on the Company's  books,  of the shareholder  submitting the proposal,  (iii) the class  and  number  of  shares  that are  beneficially  owned by such  shareholder,  (iv)  the  dates on which  the shareholder acquired the shares, (v) documentary support for any claim of beneficial  ownership,  (vi) any material interest of the  shareholder  in the proposal,  (vii) a statement in support of the proposal,  and (viii) any other information required by the rules and regulations of the Commission.

                                                   OTHER MATTERS

Section 16(a) Beneficial Reporting Compliance

         Section 16(a) of the  Securities  Exchange Act of 1934  requires the Company's  officers and Directors and any persons who  beneficially  own more than ten percent of the Company's Common Stock to file reports of ownership and  changes in  ownership  of such  securities  with the  Securities  and  Exchange  Commission  and the  National
Association of Securities  Dealers,  Inc.  Officers,  Directors and  beneficial  owners of more than ten percent of the Common Stock are required by  applicable  regulations  to furnish the Company with copies of all Section  16(a)
forms  they  file.  Based  solely  on its  review  of  copies  of  forms  furnished  to  the  Company  and  written representations  from the executive officers,  directors and holders of ten percent or more of the Company's Common
Stock,  the Company  believes  that during Fiscal 2001,  all persons  subject to the  reporting  requirements  with regard to the Common Stock complied with all applicable filing requirements.

Expenses of Solicitation

         The cost of  soliciting  proxies in the  accompanying  form will be borne by the  Company.  In addition to the use of the  mails,  proxies  may be  solicited  by  Directors,  officers  or other  employees  of the  Company, personally,  by  telephone  or by  telegraph.  The  Company  does  not  expect  to pay  any  compensation  for  the solicitation  of proxies,  but may reimburse  brokers,  custodians or other persons holding stock in their names or in the names of  nominees  for their  expenses  in sending  proxy  materials  to  principals  and  obtaining  their instructions.

Miscellaneous

         Management  does not know of any matters to be brought  before the Annual  Meeting other than as described in this  Proxy  Statement.  Should  any other  matters  properly  come  before  the  Annual  Meeting,  the  persons designated as proxies will vote in accordance with their best judgment on such matters.

Availability of Annual Report on Form 10-K

         Accompanying  this  Proxy  Statement  is a copy of the  Company's  Annual  Report on Form 10-K for  Fiscal
2001.  Shareholders  who would  like  additional  copies of the  Annual  Report on Form 10-K  should  direct  their requests in writing to: Tropical Sportswear Int'l Corporation,  4902 W. Waters Avenue,  Tampa,  Florida 33634-1302,
Attention: Michael Kagan, Secretary.

                                                       PROXY

                                       TROPICAL SPORTSWEAR INT'L CORPORATION
                                                  Tampa, Florida
                                        2002 Annual Meeting of Shareholders

         The undersigned  shareholder of Tropical  Sportswear Int'l  Corporation (the "Company"),  Tampa,  Florida,
hereby  constitutes and appoints  William W. Compton and Michael Kagan, or either one of them, each with full power of  substitution,  to vote the number of shares of Common Stock which the undersigned  would be entitled to vote if personally  present at the 2002  Annual  Meeting of  Shareholders  to be held at the offices of the Company at 4902
West Waters Avenue,  Tampa,  Florida 33634-1302 on Tuesday,  January 29, 2002, at 10:00 A.M., local time, or at any adjournments  thereof (the "Annual Meeting"),  upon the proposals  described in the Notice to the Holders of Common
Stock of the Annual Meeting of Shareholders and Proxy  Statement,  both dated January 7, 2002, the receipt of which is acknowledged,  in the manner specified below. The proxies,  in their discretion,  are further authorized to vote on any shareholder  proposals  submitted to the Company for a vote of the  shareholders at the Annual Meeting after
November 23, 2001,  as well as on the election of any person as a Director if a Director  nominee named in Proposal
I is unable to serve or for good  cause  will not  serve,  and on  matters  incident  to the  conduct of the Annual
Meeting.  At the present time,  the Board of Directors  knows of no other business to be presented to a vote of the shareholders at the Annual Meeting.  The Board of Directors recommends a vote FOR the proposals.

         This  Proxy,  when  properly  executed,   will  be  voted  in  the  manner  directed  by  the  undersigned shareholder.  If no direction is made, this Proxy will be voted FOR the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TROPICAL  SPORTSWEAR  INT'L  CORPORATION  AND MAY BE
REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE.

         Proposal I:  Election of Directors.  On the proposal to elect the  following  Directors to serve until the indicated Annual Meeting of Shareholders of the Company and until their successors are elected and qualified:

                      Term to Expire in 2003         Term to Expire in 2004          Terms to Expire in 2005
                      ----------------------         ----------------------          -----------------------

                         Martin W. Pitts                 Benito F. Bucay                Leslie J. Gillock
                        Eloy S. Vallina-Garza                                         Christopher B. Munday
                                                                                     Eloy S. Vallina-Laguera

                For |_|                            Withhold Authority |_|

To withhold authority for any individual nominee(s), write the name of the nominee(s) in the space provided:

         Proposal  II:  Ratification  of  the  Company's  Independent  Auditors.  On the  Proposal  to  ratify  the selection  of Ernst & Young LLP as the  Company's  independent  auditors for the fiscal year ending  September  28,
2002:

                For |_|                             Against |_|                               Abstain |_|

         This  Proxy,  when  properly  executed,   will  be  voted  in  the  manner  directed  by  the  undersigned shareholder.  If no direction is made, this Proxy will be voted FOR the proposals.

         Please  sign  exactly as your name  appears  on your stock  certificate  and date.  Where  shares are held jointly,  each  shareholder  should sign. When signing as executor,  administrator,  trustee,  or guardian,  please give full title as such. If a  corporation,  please sign in full  corporate  name by president or other  authorized officer.  If a partnership, please sign in full partnership name by authorized person.

                                                     Shares Held:   ____________________

                                                     ___________________________________________
                                                              Signature of Shareholder

                                                     ___________________________________________
                                                      Signature of Shareholder (If held Jointly)

                                                     Dated:    ________________________________